UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                            March 1, 2014

     COMMODITY ADVISORS FUND L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-54753 (Commission File Number)	20-4267496 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC
522 Fifth Avenue - 14th Floor
New York, New York 10036
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                           (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Amendment No. 2 to Management Agreement

Effective March 1, 2014, Commodity Advisors Fund L.P. (the “Registrant”) entered into an amendment ( “Amendment No. 2”) to the management agreement, dated April 20, 2011 as amended by the Amendment No. 1 thereto as of July 28, 2011 (together with Amendment No. 2, the “Management Agreement”), by and among the Registrant, Ceres Managed Futures LLC, the general partner of the Registrant (the “General Partner”) and Aventis Asset Management LLC, a California limited liability company (“Aventis”), pursuant to which Aventis shall manage the portion of the Registrant’s assets allocated to it.

Pursuant to Amendment No. 2, the professional management services fee is 1.25% per year.  In all other respects the Management Agreement remains unchanged and of full force and effect.

The Management Agreement expires on June 30th of each year and may be renewed by the general partner, in its sole discretion, for additional one-year periods upon notice to Aventis not less than 30 days prior to the expiration of the previous period.

A copy of Amendment No. 2 is filed herewith as Exhibit 10.1.

Selling Agreement

On March 1, 2014, the Registrant also entered into an alternative investment selling agent agreement (the “Selling Agreement”), effective March 1, 2014, by and among the Registrant, the General Partner and Morgan Stanley Smith Barney LLC, doing business as Morgan Stanley Wealth Management (“MSWM”).

Pursuant to the Selling Agreement, MSWM has been appointed as a non-exclusive agent of the Registrant for the purpose of finding eligible investors for units of limited partnership interests (“Units”) in the Registrant through offerings that are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), pursuant to Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder (“Rule 506”).

A party to the Selling Agreement may terminate the Selling Agreement by written notice to the other parties on thirty days’ prior written notice, or immediately under certain circumstances as provided in the Selling Agreement.

Pursuant to the Selling Agreement, the Registrant will pay MSWM a monthly ongoing selling agent fee equal to (i) 2.0% per year of the adjusted net assets of Class A Units and (ii) 0.75% per year of the adjusted net assets of Class D Units.

Item 1.02                      Termination of a Material Definitive Agreement.

Prior Selling Agreement

Effective March 1, 2014, the General Partner and the Registrant terminated the alternative investment placement agent agreement including any annexes, amendments or joinders thereto (the “Prior Selling Agreement”) with MSWM, dated June 28, 2012, pursuant to which MSWM sold Units in the Registrant to certain qualified investors pursuant to Section 4(a)(2) of the 1933 Act and Rule 506.  The General Partner terminated the Prior Selling Agreement in order to enter into the Selling Agreement described in Item 1.01 above.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description
10.1	Amendment No. 2 to the Management Agreement dated March 1, 2014, by and among the Registrant, the General Partner and Aventis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMODITY ADVISORS FUND L.P.

By: Ceres Managed Futures LLC, General Partner

By: /s/ Alper Daglioglu
Alper Daglioglu
President and Director

Date:  March 6, 2014